Operating Expenses	12 Months Ended
Dec. 31, 2014
Operating Expenses [Abstract]
Operating Expenses

5.	Operating Expenses

For 2014, 2013 and 2012, selling expenses (which include broker commissions, the variable component of our internal sales force compensation and premium taxes) and general and administrative expenses were as follows:

(Millions)	2014	2013	2012
Selling expenses	$1,653.0	$1,348.6	$1,105.5
General and administrative expenses:
Salaries and related benefits	4,543.5	4,139.5	3,115.3
Other general and administrative expenses (1)	4,641.2	3,157.3	2,655.6
Total general and administrative expenses (2)	9,184.7	7,296.8	5,770.9
Total operating expenses	$10,837.7	$8,645.4	$6,876.4

(1)
In 2014, includes fees mandated by the ACA comprised primarily of the HIF of $605.3 million and our estimated contribution to the funding of the reinsurance program of $335.5 million. Refer to Note 2 beginning on page 80 for additional information on fees mandated by the ACA.

(2)
In 2014, includes: a non-cash settlement charge incurred in connection with the Aetna Pension Plan of $111.6 million; transaction and integration-related costs of $200.7 million and a release of a litigation-related reserve of $103.0 million. In 2013, includes: transaction, integration-related and restructuring costs of $314.6 million and a reduction of expenses related to reversal of an allowance on a reinsurance recoverable of $42.2 million. In 2012, includes: a litigation-related charge of $120.0 million, transaction and integration-related costs of $16.2 million and a severance and facilities charge of $37.0 million.

Refer to the reconciliation of operating earnings to net income attributable to Aetna in Note 19 beginning on page 132 for additional information.